                                                               EXHIBIT 10.2

                            INDUSTRIAL BUILDING LEASE

                    3294 WEST BAYSHORE, PALO ALTO, CALIFORNIA

                                TABLE OF CONTENTS

PARTIES....................................................................................  1

PREMISES...................................................................................  1

TERM.......................................................................................  1

HOLDOVER...................................................................................  2

RENT.......................................................................................  2

LATE CHARGES...............................................................................  3

SECURITY DEPOSIT...........................................................................  4

USE OF PREMISES............................................................................  4

COMPLIANCE WITH LAW........................................................................  5

ALTERATIONS AND ADDITIONS..................................................................  6

LIENS......................................................................................  7

REPAIRS AND MAINTENANCE....................................................................  7

ASSIGNMENT AND SUBLETTING..................................................................  8

HOLD HARMLESS.............................................................................. 11

RELEASE FROM LIABILITY/WAIVER OF SUBROGATION............................................... 12

INSURANCE.................................................................................. 13

SERVICES AND UTILITIES..................................................................... 13

PERSONAL PROPERTY TAXES.................................................................... 14

RULES AND REGULATIONS...................................................................... 14

ENTRY BY LANDLORD.......................................................................... 14

DESTRUCTION/RECONSTRUCTION................................................................. 14

DEFAULT.................................................................................... 16

REMEDIES................................................................................... 17

EMINENT DOMAIN............................................................................. 18

ESTOPPEL CERTIFICATE....................................................................... 18

SUBORDINATION/NONDISTURBANCE .............................................................. 18

PARKING.................................................................................... 19

AUTHORITY.................................................................................. 19

GENERAL PROVISIONS......................................................................... 20

BROKERS.................................................................................... 22

NONRECOURSE OBLIGATIONS.................................................................... 22

RIGHT OF FIRST OFFER TO LEASE ADJACENT PREMISES............................................ 22

LIST OF EXHIBITS........................................................................... 23

                            INDUSTRIAL BUILDING LEASE


                                     PARTIES

        1. THIS LEASE, dated for reference purposes only, December 16, 1999, is made by and between West Bayshore Associates, a general partnership, Sigrid S. Banks, Frank Lee Crist, Jr., Allen W. Koering and George O. McKee (herein collectively "Landlord") and Respond.com, Inc., a Delaware corporation (herein "Tenant").

                                    PREMISES

        2. Landlord leases to Tenant and Tenant hires from Landlord for the term, at the rental and upon the conditions in this Industrial Building Lease (herein "Lease") a portion of the real property commonly known as 3290 West Bayshore Avenue, Palo Alto, Santa Clara County, California as shown on Exhibit A, attached hereto, and incorporated herein by this reference. The Premises consists of approximately Twenty Eight Thousand Nine Hundred Sixty Eight (28,968) rentable square feet in a building which contains approximately Forty Two Thousand Four Hundred Thirty Two (42,432) rentable square feet. Tenant shall also have the non exclusive right to use the walkways and parking lot adjacent to the building, and the land on which they are situated. It is further understood and agreed that the area set forth in this Paragraph 2 is approximate only and that neither party shall have a claim against the other for any variance between the actual area and that set forth above.

                                      TERM

        3. (a) The term of the Lease shall be a period of sixty (60) months (plus the partial month, if any, immediately following the Commencement Date defined below) and expiring (unless sooner terminated as provided herein) at midnight on the last day of the sixtieth (60th) full calendar month thereafter, herein called the "lease term" or "term".

                (b) The Commencement Date shall be three (3) months after the Early Possession Date defined below.

                (c) Landlord shall deliver the Premises to Tenant on January 1, 2000 (the "Early Possession Date") with the Landlord work items described in
Section 13 (a) completed. Notwithstanding said Early Possession Date, if for any reason beyond Landlord's control, Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefor, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder, but in such case Tenant shall not be obligated to pay rent until the Commencement Date; provided however, that if Landlord shall not have delivered possession of the Premises by April 1, 2000, Tenant may, at Tenant's option, by written notice to Landlord within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder.

                (d) Landlord shall permit Tenant to occupy the Premises or a portion thereof on the Early Possession Date for the purpose of installing Tenant's improvements, fixtures, furniture and equipment, such occupancy shall be subject to all the provisions of this Lease. Said early possession shall not advance the commencement or termination dates set forth above. No Base Rent shall be due from Tenant, however, commencing on the date of commencement of Tenant's construction of its tenant improvements, Tenant shall pay to Landlord or directly to the utility service providers, the cost of the utilities utilized in the Premises.

                (e) Landlord shall give Tenant five (5) days prior written notice of the date on which Landlord intends to deliver possession of the Premises and Tenant shall deliver to Landlord the insurance certificates required by Paragraph 17 hereof prior to taking possession of the Premises.

        4. Intentionally omitted.

                                    HOLDOVER

        5. (a) Holding over after the expiration of the term of this Lease, or any oral extension thereof, with the consent of Landlord, shall be a tenancy from month to month, and the rentals and additional rentals upon the covenants, conditions, limitations, and agreements are subject to the exceptions and reservations contained in this Lease. The rental rate is to be the same rate last charged hereunder.

                (b) If Tenant remains in possession without Landlord's consent after termination of the Lease, by lapse of time or otherwise, Tenant shall pay Landlord for each day of such retention one-fifteenth (1/15th) of the amount of the monthly rental for the last month prior to such termination and Tenant shall also pay all costs, expenses and damages sustained by Landlord by reason of such retention, including, without limitation, claims made by a succeeding tenant resulting from Tenant's failure to surrender the Premises.

                                      RENT

        6. (a) Tenant agrees to pay Landlord as Base Rent for the Premises during the term of this Lease, the following sums per month:

Months                Base Rent/Month
------                ---------------
01-12 (and partial
month, if any)        $86,904.00/28,968=$300

        During the next twelve (12) month period of the term hereof, as well as for each subsequent twelve (12) month period of the term hereof, the monthly Base Rent shall be adjusted ("CPI Adjustment") as herein provided. The CPI for December, 1999 shall be utilized for purposes of calculating the increase in the monthly Base Rent for the twelve (12) month period beginning on the first day of the thirteenth (13th) full calendar month of the term and each twelve month period thereafter. The monthly Base Rent for the twelve (12) month period beginning on the first day of the thirteenth (13th) full calendar month of the term shall be the same as the first twelve (12) months of the term hereof, PLUS the percentage of increase in the CPI as hereinafter set forth. The CPI shall be the Consumer Price Index for all Urban Consumers (All Items) for San Francisco-Oakland San Jose, California. The monthly Base Rent shall be increased by the same percentage increase as the percentage increase in the CPI from December, 1999 to December of the year prior to the adjustment date. In no event, however, shall the monthly Base Rent be increased more than 7% nor less than 4% from year to year.

        When the annual adjusted monthly Base Rent is determined, Landlord shall give Tenant written notice to that effect indicating how the adjusted monthly Base Rent was computed. Pending receipt of such notice from the Landlord as to the new monthly Base Rent, Tenant shall continue to pay the monthly Base Rent in effect during the preceding twelve (12) month period.

        The Base Rent for the first month of the term shall be payable on execution of this lease. All other rents shall be payable in advance and due on the first day of each and every month of the term of this Lease.

                Rent for any period which is for less than one (1) month shall be a prorated portion of the monthly installment stated herein, based upon a thirty (30) day month. Said rental shall be paid, without prior notice or demand and without deduction or offset, except as otherwise provided herein, in lawful money of the United States of America at 800 El Camino Real, Suite 175, Menlo Park, California 94025 or at such other place as Landlord may from time to time designate in writing.

                (b) As additional rent, Tenant shall pay to Landlord all real property taxes and assessments (general and special), in lieu real property taxes, rent taxes, gross receipt taxes (whether assessed against Landlord or assessed against Tenant and collected by Landlord, or both) attributable to the Premises. Such taxes shall be pro-rated if the commencement and termination dates of this Lease do not correspond to the tax year.

                        As additional rent, Tenant shall pay to Landlord the cost of the insurance policy or policies referred to in Paragraph 17(b) attributable to the Premises, pro-rated if the commencement and termination dates of this Lease do not correspond to the periods covered by such policy or policies.

                        The above additional rents shall be due and payable fifteen (15) business days after Landlord has furnished Tenant with a photocopy of the tax bill or premium notice, as the case may be, but in no event earlier than fifteen (15) calendar days prior to delinquency. Landlord will furnish Tenant such photocopies promptly upon receipt of the tax bill or premium notice, as the case may be. Any sums not paid on or before such due date shall bear interest as the highest rate allowed by law or the penalties that are imposed by the taxing authorities for delinquent payments, whichever is greater. Additionally, if Tenant fails to pay such additional rent on or before the due dates described above, Landlord reserves the right to require Tenant to pay the delinquent payment and future payments of these additional rents by cashier's checks or other certified funds.

                        As further additional rent Tenant shall reimburse Landlord for the cost of maintenance of the landscaping on a monthly basis. Other maintenance provided for the Premises by Landlord, including, but not limited to, the parking lot sweeping and maintenance shall be billed to Tenant on a monthly basis as such expenses are incurred by Landlord and Tenant shall pay such additional rent to Landlord with its Base Rent. Tenant shall pay to Landlord as additional rent, such amounts expended by Landlord for parking lot paving, sealing and striping as billed by Landlord to Tenant when such work is actually completed, which work shall be carried out by Landlord from time to time as necessary, but not more often than every three years. Such work shall also be done prior to the commencement date of this Lease (at no cost to Tenant). It is understood that this is a "Triple Net" lease and all direct expenses, including a management fee equal to 2% of the Base Rent, incurred in connection with the operation of the Premises shall be charged to Tenant as additional rent.

        It is agreed that any taxes, insurance, and maintenance expenses for the building of which the Premises are a part shall be allocated on the basis of rentable square feet and that Tenant's prorata share of such expenses is 68.27%. Landlord reserves the right to reallocate any item of the maintenance expenses on a equitable basis should Tenant or any other tenant of the building cause such expense to be disproportionate to Tenant's or any other tenant's prorata share of the rentable square feet.

                                  LATE CHARGES

7. Tenant agrees that all Base Rent not received by Landlord within five (5) calendar days of the due date shall be considered delinquent and agrees to pay a late charge equal to ten percent (10%) of the delinquent payment within five (5) business days after receipt of written notice of non receipt of payment. Rent mailed and bearing a U. S. Postal Service postmark of the third
(3rd) of a month shall not be considered delinquent no matter when received. Additionally, any delinquent payments not paid within thirty (30) days of the original due date shall bear interest at the lower of the maximum rate then allowed by law or two points over the reference rate (prime rate) charged by the San Francisco Main Branch of the Bank of America.

                                SECURITY DEPOSIT

        8. (a) Tenant shall deposit with Landlord the total sum of Three Hundred Four Thousand Nine Hundred Ninety Six and 16/100 Dollars ($304,996.16) on execution of this Lease. Said sum shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants, and conditions of this Lease. If Tenant defaults with respect to any provision of this Lease, including, but not limited to, the provisions relating to the payment of rent, Landlord may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any reasonable amount which Landlord may spend or become obligated to spend by reason of Tenant's default, or to compensate Landlord for any other loss or damage which Landlord may suffer by reason of tenant's default. If any portion of said deposit is so used or applied, Tenant shall, within five (5) days after written demand therefor, deposit cash with Landlord in an amount sufficient to restore the security deposit to its original amount and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep this security deposit separate from its general funds, and Tenant shall not be entitled to any interest on said deposit.

        As additional security, Tenant shall deliver to the Landlord on execution of this Lease an irrevocable Letter of Credit issued by a reputable financial institution reasonably satisfactory to Landlord in the amount of Nine Hundred Fourteen Thousand Nine Hundred Eighty Eight and 49/100 Dollars ($914,988.49). So long as Tenant is not then in default and has not been in material default during the previous twelve (12) months, has its stock publicly traded, has positive net operating income determined in accordance with generally accepted accounted principals for six (6) consecutive quarters, and its net worth computed in accordance with generally accepted accounting principles has exceeded $30,000,000.00 for six (6) consecutive quarters, said letter of credit may be cancelled. Additionally, said letter of credit may be reduced by One Hundred One Thousand Six Hundred Sixty Five and 39/100 Dollars ($101,665.39) at the end of every month during the last twelve (12) month period of the term of this Lease provided that Tenant is not then in default and has not been in material default during the previous twelve (12) months.

                (b) If Landlord's interest in this Lease is terminated, Landlord shall transfer said deposit to Landlord's successor in interest and Landlord's successor shall agree in writing to be bound by the terms of this Lease.

                                 USE OF PREMISES

        9. (a) Tenant shall use the Premises for general office use and other legally related uses and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord.

                (b) Tenant shall not knowingly do or permit anything to be done in or about the Premises nor bring or keep anything therein which will:

                        (i) increase the existing rate of or affect any fire or other insurance upon the building or any of its contents unless Tenant agrees to pay such increased rate, or

                        (ii) cause cancellation of any insurance policy covering said building or any part thereof or any of its contents.

                Tenant shall not knowingly use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall not knowingly commit or suffer to be committed any waste in or upon the Premises. Tenant shall not place any loads upon the floors, walls, or roof which endanger the structure or place any harmful liquids or other toxic waste in the drainage system of the Premises or in any other place in on or about the Premises. No materials, supplies, equipment, finished products or semi-finished products, raw materials or articles of any nature shall be stored upon or permitted to remain on any portion of the Premises outside of the building, except as approved by the City of Palo Alto.

                               COMPLIANCE WITH LAW

        10. Tenant shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, ordinance or governmental rule or regulation now in force or which may hereafter be enacted or promulgated. Tenant shall, at its sole cost and expense, promptly comply with all laws, statutes, ordinances, and governmental rules, regulations or requirements, pertaining to the specific use of the Premises by Tenant, including, but not limited to, those relating to the protection of the environment and storage and disposal of toxic materials, now in force or which may hereafter be in force except that Tenant shall not be required to make structural changes unrelated to or affected by Tenant's improvements or acts. In the event any alterations made by Tenant, when combined with alterations made by others in the building in which the Premises are located, triggers a requirement to upgrade the building to comply with new flood control ordinances and codes, Tenant shall be responsible for the costs of such upgrades in the same proportion as the value of Tenant's permits bears to the total value of all permits issued by the City of Palo Alto for all the alterations which trigger the requirement up to a maximum of Forty Five Thousand Dollars ($45,000.00). Except as set forth herein, Landlord shall be responsible for all costs and expenses necessary to comply with all laws, statutes, ordinances, and governmental rules, regulations or requirements where the need for such compliance was not caused by Tenant's specific use of the Premises or Tenant's acts in connection with the Premises. Notwithstanding the above, Landlord shall not be responsible for any costs or expenses necessary to comply with the Americans with Disabilities Act other than as the same relates to the parking lot, landscaping areas, walkways, driveways, sidewalks, and other areas of the Premises outside of the building in which the Premises are located. Except as set forth above, Tenant shall be responsible for compliance with the Americans with Disabilities Act, including, but not limited to, all exterior doors. Tenant shall also comply with the requirements of any board of fire insurance underwriters or other similar bodies now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises, excluding structural changes not required or affected by Tenant's improvements or acts. The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any law, statute, ordinance or governmental rule, regulation or requirement, shall be conclusive of that fact as between the Landlord and Tenant.

                            ALTERATIONS AND ADDITIONS

        11. (a) Landlord shall provide to Tenant an allowance of Seven Hundred Twenty Four Thousand Two Hundred and no/100 Dollars ($724,200.00) for Tenant's initial tenant improvements. Tenant shall be responsible for the design, permits, and cost of construction of its tenant improvements, including all governmental permits and approvals, including any flood proofing measures as may be required, subject to the provision set forth above in Paragraph 10. Landlord and Tenant shall agree on said tenant improvements prior to obtaining estimates or bids. If the estimated cost of the work approved by Landlord exceeds the allowance, Tenant shall pay the excess amount to the contractor on a prorata basis as the costs are incurred. For example if, the estimated costs are 1-1/2 times the allowance, Tenant shall pay 1/3rd of each billing and Landlord shall pay 2/3rds of each billing out of the allowance. Tenant shall not make or allow any further alterations, additions or improvements of or to the Premises without Landlord's prior written consent, which consent shall not unreasonably be withheld or delayed. Landlord's consent shall not be required for any non structural tenant improvements costing less than Twenty Five Thousand Dollars ($25,000.00). Any equipment installed by Tenant, other than normally roof mounted equipment, shall be contained within the building. Any such alterations, additions or improvements, including, but not limited to, wall covering, paneling and built-in cabinet work, but excepting movable furniture, and trade fixtures, shall become a part of the realty, shall belong to Landlord and shall be surrendered with the Premises at expiration or termination of the Lease. If Landlord consents to any such alterations, additions or improvements by Tenant, they shall be made by Tenant at Tenant's sole cost and expense, and any contractor or person selected by Tenant to perform the work shall first be approved of, in writing, by Landlord, which approval shall not be unreasonably withheld. Landlord further reserves the right to require all plans for structural improvements and alterations to be reasonably approved by its structural engineer. No such work shall be allowed to commence until three (3) days have elapsed from the date of Landlord's consent. One Hundred Eighty (180) days prior to the termination of this Lease, Tenant shall provide to Landlord a complete and accurate set of "As Built" tenant improvement drawings showing any material alterations and additions made by Tenant, including, but not limited to floor plan drawings, HVAC drawings, electrical drawings, sprinkler system drawings, and plumbing system drawings. Upon expiration, or sooner termination, of the term hereof, Tenant shall, upon written demand by Landlord given at least one hundred twenty (120) days prior to the end of the term, promptly remove any alterations, additions or improvements made by Tenant and designated by Landlord to be removed at the time Landlord gave its written consent to the installation of such alterations, additions or improvements. If no such consent was required, Landlord shall have the right to direct Tenant to remove same provided Landlord gives written notice to Tenant within the above the above time period. Such removal and repair of any damage to the Premises caused by such removal shall be at Tenant's sole cost and expense.

                (b) Tenant shall not place or permit to be placed in, upon, or about the Premises any signs not approved by the City of Palo Alto or other governing authority. Tenant shall not place, or permit to be placed, upon the Premises, any signs, advertisements or notices without the written consent of Landlord first had and obtained. Landlord agrees to allow Tenant to place one sign on the building, subject, however, to Landlord's approval, which approval shall not be unreasonably withheld or delayed. Any sign so placed on the Premises shall be placed upon the understanding and agreement that Tenant shall remove same at the termination of the tenancy created herein and repair any damage or injury to the Premises caused thereby, and if not so removed by Tenant then Landlord may have the same so removed at Tenant's expense. Tenant shall have the right to use the lower portion of the existing or new monument sign(s) at its own expense, subject to approval by the City of Palo Alto or other governing authority.

                                      LIENS

        12. Tenant shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Tenant. In the event a mechanic's lien is recorded against the Premises and is not removed within ten (10) business days after Landlord gives written notice to Tenant to cause the removal of same, Landlord may require Tenant to provide Landlord, at Tenant's sole cost and expense, a lien and completion bond in an amount equal to one and one-half (1-1/2) times the estimated cost of any improvements, additions, or alterations by Tenant, to insure Landlord against liability for mechanic's and materialmen's liens and to insure completion of the work if the estimated cost exceeds Twenty Five Thousand Dollars ($25,000.00). Landlord shall also have the right to post and maintain on the Premises such notices of nonresponsibility as may be required by law to protect Landlord's rights herein.

                             REPAIRS AND MAINTENANCE

        13. (a) Landlord shall reroof the building, add five (5) exterior windows, replace one (1) roll-up door with a glass storefront, paint the exterior of the building, add awnings, refurbish the landscaping, and provide a new HVAC system for the Premises prior to the commencement of this Lease at Landlord's sole cost and expense. Landlord's responsibility for the HVAC system is limited to that portion of the system from the roof up (structural support units and utility hook ups) and Tenant is responsible for that portion of the system from the roof down (distribution and zoning). Said HVAC system shall have sufficient capacity for general office space typical of an R & D building. Any excess capacity required by Tenant for special uses such as a computer room shall be the responsibility of Tenant. Additionally as set forth in Paragraph 6
(b), Landlord shall repave, seal, and stripe the parking lot at Landlord's expense prior to the commencement date of this Lease. Landlord shall also deliver the Premises to Tenant at the commencement of this Lease with all building systems, including, but not limited to electrical, plumbing, and exterior lighting systems, but excluding the restrooms (which are being delivered in their "As-Is" condition), in good working condition. Landlord shall assign to Tenant any and all warranties given to Landlord related to any new construction Landlord provides and any mechanical, electrical, plumbing, HVAC, and roof warranties it may have. Except as to the work which Landlord is required to perform pursuant to Section 13 (b) below and elsewhere in this Lease, during the Term of this Lease Tenant shall at Tenant's sole cost and expense, keep the Premises and every part thereof including, but not limited to, exterior painting, roof covering (unless it is not feasible to repair the existing roof covering and a new roof covering is required and Tenant has not penetrated the roof causing the damage requiring replacement) the glazing, plumbing, and electrical systems in good condition and repair, unless caused by a casualty required to be insured pursuant to Paragraph 17 hereof or by any inherent defects. Tenant further agrees to maintain the Premises and make minor repairs thereto in conformance with any reasonable requirements of any institutional lender of Landlord. Should Tenant at any time during the term of this Lease or any renewal or extension of the term fail to maintain the Premises or make any repairs or replacements as required herein after reasonable written notice to Tenant, Landlord may, at its option, enter the Premises and perform such maintenance or make such repairs or replacements for the account of Tenant. Any sums expended by Landlord in so doing, together with interest thereon at the highest rate allowed by law from the date expended by Landlord until the date repaid by Tenant, shall be due and payable by Tenant to Landlord within fifteen (15) business days after demand of Landlord. Tenant shall upon the expiration or sooner termination of this Lease surrender the Premises to the Landlord in good condition, damage from causes beyond the reasonable control of the Tenant and normal wear and tear excepted. Unless specifically provided herein or in an addendum to this Lease, Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof and the parties hereto affirm that Landlord has made no representations to Tenant respecting the condition of the Premises or the building in which the Premises are located except as specifically herein set forth.

                (b) As set forth in Paragraph 6(b), Landlord shall cause the roof, landscaping, and parking lot to be maintained and Tenant shall reimburse Landlord as provided therein. Additionally, notwithstanding the above provisions of Paragraph 13(a), Landlord shall maintain the structural integrity of the building, including, without limitation, the foundation, exterior walls, and roof (except as provided in Paragraph 13(a)) in which the Premises are located, unless such maintenance and repairs are caused in part or in whole by the act, neglect, fault or omission of any duty by the Tenant, its agents, servants, employees or invitees, in which case Tenant shall pay to Landlord the reasonable cost of such maintenance and repairs to the extent not covered by insurance. Landlord will replace the roof covering if repairs to said covering are no longer economically feasible in the judgment of roofing experts provided that Tenant has not penetrated the roof causing the replacement or done any other acts causing such necessary replacement. Tenant shall give Landlord written notice of any required repairs or maintenance. Landlord shall not be liable for any failure to repair or to perform any maintenance unless such failure shall persist for an unreasonable time after written notice. Except as provided in Paragraph 22 hereof, there shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenant's business arising from the making of any repairs, alterations or improvements to any portion of the building or the Premises or to fixtures, appurtenances and equipment therein. Tenant waives the right to make repairs at Landlord's expense or terminate this Lease under any law, statute or ordinance now or hereafter in effect for Landlord's failure to maintain the Premises, provided Landlord commences or arranges for commencement of the required repairs or maintenance within five (5) business days of receipt of Tenant's written notice; provided, however, that Tenant may make emergency repairs if necessary to prevent a disruption in Tenant's business or imminent danger to its employees property. In no event shall Tenant's costs of such repairs or maintenance be deducted or offset from any amounts due from Tenant to Landlord unless Landlord fails to make such repairs for an unreasonable period of time following written notice. Landlord shall reimburse Tenant for the reasonable costs of such repairs or maintenance within fifteen (15) days after receipt of copies of invoices for same.

                            ASSIGNMENT AND SUBLETTING

        14. (a) Tenant shall not, voluntarily or by operation of law, assign, or transfer Tenant's interest under this Lease or in the Premises nor sublease all or any part of the Premises or allow any other person or entity (except Tenant's employees, agents and invitees) to occupy or use all or any part of the Premises without the prior written consent of Landlord. Landlord's consent shall not be unreasonably withheld or delayed. Landlord shall respond in writing ten (10) business days after receipt of the last information required under subparagraph 14(d). Without in any way limiting Landlord's right to refuse to give consent under this Paragraph 14,

Landlord's refusal to give consent shall not be deemed unreasonably withheld if:

                (i) The character, reputation and financial responsibility of the proposed new Tenant is not reasonably satisfactory in Landlord's judgment. In connection with any such assignment Tenant shall deliver to Landlord certified financial statements of Tenant and the new proposed tenant showing their then financial condition as required hereunder.

                (ii) The character and reputation of the proposed sub-tenant is not reasonably satisfactory in Landlord's judgment.

                (iii) The proposed new tenant or sub-tenant fails to agree in writing to assume and be bound by all the terms and provisions of this Lease.

                (b) Additionally, as a condition to Landlord's consent to an assignment or subletting it is hereby agreed that there shall be paid to Landlord the following: To the extent any rental or other payments under such sublease or assignment exceed the Base Rental payments payable under the terms of this Lease, after Tenant has recovered any assignment or subleasing commissions, and other costs of assigning or subleasing, and tenant improvement costs related to such assignment or subletting (with all of such commissions and costs being amortized of the length of the sublease or remainder of the lease term, as appropriate), 75% of such excess shall be paid to Landlord as such rental or other rental payments under such sublease or assignment become due and payable under the terms of the assignment or subletting.

                (c) If Tenant hereunder is a corporation or at any time becomes a corporation which, under the then current laws of the State of California, is not deemed a public corporation, or is an unincorporated association or partnership, the transfer, or assignment directly or indirectly of any stock or interest in such corporation, association or partnership in the aggregate in excess of forty-nine percent (49%) during the term hereof shall be deemed an assignment within the meaning and provisions of Paragraph 14. Notwithstanding the above, the issuance of stock in connection with venture capital financing or the transfer of stock between and among venture capitalists shall not be deemed such an assignment. Tenant shall immediately report in writing any such transfer or assignment of any stock or interest to Landlord.

                (d) In the event Tenant proposes to transfer, assign, or sublet any of Tenant's interests herein or enter into any license or concession agreement or effectuate any change of ownership, Tenant shall thirty (30) days prior to the proposed transaction supply to Landlord the following in writing:

                (i) The name and address of the proposed assignee, transferee, or sub-lessee.

                (ii) All details as to the proposed assignment, subletting or change of ownership including without limitation all of the terms and conditions thereof including all sums or considerations to be paid.

                (iii) A financial statement certified by an officer dated within thirty (30) days of the date of notification of the proposed transferee, assignee, sub-lessee, or the person or persons or entities which will be involved in the proposed or change of ownership.

        Tenant shall also submit to Landlord with the above information a fee of One Thousand ($1,000.00) Dollars or 5% of the current monthly Base Rent applicable to the portion of the Premises which is the subject of the proposed assignment or sublease (which 5% shall not exceed $5,000.00), whichever is greater, as consideration for Landlord's considering and processing said request.

                Within ten (10) days of any assignment or sub-lease Tenant shall deliver to Landlord true, correct and complete copies of all agreements, assignments, subleases and material documents pertaining thereto, including any sales agreements.

                Anything contained in this Paragraph 14 to the contrary notwithstanding, no transfer, assignment, sub-letting of any of Tenant's interests herein shall be effective unless all of the above provisions are complied with within the time limits provided.

                (e) Notwithstanding any other provision contained in this Lease, in the event Tenant desires to assign this Lease or sublet the entire Premises, Landlord shall have the right, exercisable in Landlord's sole discretion by written notice to Tenant within ten (10) days after receipt of Tenant's written notice and the information described in subparagraph 14(d) above, to terminate this Lease as of the date Tenant proposes to have its assignment or subletting be effective and enter into a new lease with a third party, including, but not limited to, Tenant's proposed assignee or sub-lessee, without any liability to Tenant. On such termination, this Lease shall be null and void as of the termination date set forth in Landlord's notice or as of the date Tenant actually surrenders possession of the Premises to Landlord, whichever is later; provided however, each party shall be liable to the other for any liabilities accrued up to the later of the above dates. Landlord acknowledges that Tenant will not occupy the entire Premises on the Commencement Date and therefore agrees that the provisions of this subparagraph 14. (e) shall not apply to any initial subletting of space within the Premises that Tenant has not previously occupied itself.

                (f) Any additional documentation reasonably required by Landlord shall be prepared and executed by Tenant and its assignee or sub-lessee or transferee as part of the assignment or sub-letting or transfer before it shall be effected.

                (g) Anything contained herein to the contrary notwithstanding, regardless of whether or not Landlord's consent is required, no sub-letting or assignment or transfer of any of Tenant's interests hereunder shall be deemed to release Tenant or any guarantor from any liability under the terms of this Lease, nor, after any such consent shall Landlord's failure to give Tenant or guarantor notice of default under any of the terms and conditions of this Lease release Tenant or guarantor from any liability hereunder. A consent to one assignment, subletting, occupation or use shall not be deemed a consent to any subsequent assignment, subletting, occupation or use. Any such purported assignment, subletting, or permission to occupy or use without such consent from Landlord shall be void and shall, at the option of Landlord, constitute a default under this Lease.

                (h) Anything contained herein to the contrary notwithstanding, Tenant shall have the right to assign this Lease in its entirety or to sublease all or any portions of the Premises without the consent of Landlord to: (a) any entity resulting from a merger or consolidation with Tenant, or (b) any subsidiary or affiliate of Tenant, or (c) any entity which acquires substantially all of the assets of Tenant; provided the new entity has a net worth equal to or greater than Tenant and the new entity's use in one that is allowable pursuant to the provisions of this Lease ("Permitted Corporate Transfers").

                                  HOLD HARMLESS

        15. (a) Tenant shall indemnify Landlord against and hold Landlord and Landlord's property harmless from any and all liability, claims, loss, damages, or expense, including reasonable counsel fees and costs, arising by reason of the death or injury of any person, including Tenant or any person who is an employee, agent, or customer of Tenant, or by reason of damage to or destruction of any property, including property owned by Tenant or any person who is an employee, agent, or customer of Tenant, caused or allegedly caused by:

                (i) Any cause whatsoever while such person or property is in or on said Premises;

                (ii) Some condition of said Premises for which Tenant is responsible or for which Landlord is responsible and Landlord has not been given notice thereof and reasonable time to correct;

                (iii) Some act or omission on said Premises of Tenant or any person in or on said Premises with the permission of Tenant;

                (iv) Any matter connected with Tenant's occupation and use of said Premises; or

                (v) Tenant's use, storage, or disposal of hazardous wastes, toxic substances, or related materials ("hazardous materials") on or about the Premises. Hazardous materials shall include, but not be limited to, substances defined as "hazardous substances", "hazardous materials", or "toxic substances" in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Hazardous Materials Transportation Act; the Resource Conservation and Recovery Act; and those substances defined as "hazardous wastes" in
        Section 25117 of the California Health and Safety Code; in the regulations adopted and publications promulgated pursuant to such laws; and in the Hazardous Material Storage Ordinance of the City of Palo Alto, if any, as amended.

                Tenant's indemnity with respect to hazardous materials shall include, without limitation: (i) any damage, liability, fine, penalty, punitive damages, cost or expenses arising from or out of any claim, action, suit or proceeding for personal injury (including, without limitation, sickness, disease or death), tangible property damage, nuisance, pollution, contamination, leak, spill, release or other effect on the environment; and (ii) the cost of any required or necessary investigation, repair clean-up, or treatment of the Premises and/or the Property, and the preparation and implementation of any closure, disposal, remedial or other required action in connection with the Premises and/or the Property.

                The indemnity of Tenant provided above shall survive the expiration or earlier termination of this Lease but shall not apply to any damage: (1) covered by insurance; (2) caused by a defect in the Premises; (3) caused by the willful misconduct, negligence or omission of Landlord, its agents or employees; or (4) caused by a breach of this Lease by Landlord.

                (b) Tenant hereby assumes all risk of damage to property or injury to persons in or upon the Premises, from any cause other than the following: (1) the willful misconduct, negligence or omission of Landlord, its agents or employees; (2) defects in the

Premises; and (3) a breach of this Lease by Landlord and Tenant hereby waives all claims in respect thereof against Landlord. Landlord and its agents shall not be liable for any damage to property entrusted to employees of the building, nor for loss or damage to any property by theft or otherwise, nor from any injury to or damage to persons or property resulting from any cause whatsoever, unless caused by or due to the following: (1) the willful misconduct, negligence or omission of Landlord, its agents or employees; (2) defects in the Premises; and (3) a breach of this Lease by Landlord.

                (c) If any action or proceeding is brought against Landlord by reason of any claim for which Tenant has an obligation to indemnify Landlord as set forth above, Tenant shall defend Landlord therein at Tenant's expense by counsel reasonably satisfactory to Landlord.

                (d) Landlord and its agents and employees shall not be liable for interference with the light or other incorporeal hereditaments, or loss of business by Tenant unless the same is caused by the gross negligence or willful misconduct of Landlord, its agents, or employees. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the buildings or of alleged defects in the building, fixtures or equipment, provided that Tenant has actual knowledge of such matters.

                (e) To the best knowledge of Landlord, as of the date of this Lease there are no hazardous materials on, in, under or about the Premises or the property on which the Premises are located (the "Property"). Except with respect to hazardous materials released on or under the Premises or Property by Tenant or adjacent or nearby landowners, tenants, or occupants, Landlord shall indemnify, defend with counsel reasonably satisfactory to Tenant, protect and hold Tenant harmless from and against any and all liabilities, claims, losses, damages, or expense, including reasonable counsel fees and costs, arising out of, or based upon: (i) the presence of any hazardous materials on, under, in or about the Premises or the Property, unless such hazardous materials are released onto the Premises or Property by Tenant or, after the date of this Lease, by adjacent or nearby landowners, tenants, or occupants; or (ii) the violation or alleged violation by Landlord of any laws, regulations, orders, or permits relating to the use, generation, manufacture, installation, release, discharge, storage or disposal of hazardous materials on, under, in or about the Premises or the Property. This indemnity shall include, without limitation: (i) any damage, liability, fine, penalty, punitive damages, cost or expenses arising from or out of any claim, action, suit or proceeding for personal injury (including, without limitation, sickness, disease or death), tangible property damage, nuisance, pollution, contamination, leak, spill, release or other effect on the environment; and (ii) the cost of any required or necessary investigation, repair clean-up, or treatment of the Premises and/or the Property, and the preparation and implementation of any closure, disposal, remedial or other required action in connection with the Premises and/or the Property, except for hazardous materials released on the Premises or the Property by Tenant. Landlord shall also indemnify Tenant and hold Tenant harmless from any and all liability, claims, loss, damages, or expense, including reasonable counsel fees and costs, arising by reason of the gross negligence of Landlord, its agents, or employees, a material breach of Landlord's obligations under this Lease, and Landlord's breach of any representation and/or warranty contained herein. Landlord's indemnity obligations hereunder shall survive the expiration or earlier termination of this Lease.

                  RELEASE FROM LIABILITY/WAIVER OF SUBROGATION

        16. Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss of the type required by this Lease to be insured against. Landlord and Tenant hereby agree to obtain any special endorsements (including waivers of subrogation) required by their insurance carriers in order to effectuate the foregoing mutual release.

                                    INSURANCE

        17. (a) Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Landlord and Tenant against claims occurring in, on or about the Premises and all areas appurtenant thereto. The limit of said insurance shall not, however, limit the liability of Tenant hereunder. Tenant may carry said insurance under a blanket policy, providing however, said insurance by Tenant shall name Landlord as an additional insured. If Tenant fails to procure and maintain said insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant. Tenant shall deliver to Landlord prior to occupancy of the Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amount of such insurance with loss payable clauses satisfactory to Landlord. No policy shall be cancelable or subject to reduction of coverage except after fifteen
(15) days prior written notice to Landlord. The minimum acceptable amount of comprehensive liability insurance is $3,000,000 per accident, and property damage in an amount of not less than $1,000,000.00 per occurrence. The above stated minimum levels of coverage are subject to amendment by Landlord upon ninety (90) days written notice should the economic conditions, in the discretion of Landlord, warrant adjustment thereof. Tenant may, at its own expense, also insure or self insure its inventory, fixtures, equipment, furniture, and its own tenant improvements installed after the initial tenant improvements. Tenant acknowledges that Landlord shall have no responsibility for insuring such items.

                (b) Landlord shall carry and maintain, during the entire term, including extensions hereof, fire and all risk insurance insuring the Premises and the initial tenant improvements for their full replacement cost. Said insurance policy or policies shall cover at least the following risks: fire, smoke damage, windstorm, hail, explosion, riot, riot attending a strike, civil commotion, malicious mischief, vandalism, aircraft, earthquake (if available at commercially reasonable rates) and sprinkler leakage. Except for earthquake coverage, the maximum deductible shall be Five Thousand Dollars ($5,000.00). The deductible on any earthquake coverage shall not exceed 10% of the face amount of the earthquake coverage. Additionally, such policy or policies shall have a loss of rents (12 months) endorsement; provided however, if any institutional lender of Landlord allows a lower amount, said coverage may be reduced to such lower amount. Tenant shall pay to Landlord as additional rent, its prorata share of the cost of such policy or policies pursuant to Paragraph 6(b). Any loss payable under such insurance shall be payable to Landlord and any Lender holding an encumbrance on the Premises. The proceeds from any such policy or policies for damages to the Premises shall be used for the repair of the Premises except as set forth in Paragraph 22.

                (c) Insurance required under this Paragraph 17 shall be in companies rated A, Class VII or better in "Best's Insurance Guide".

                             SERVICES AND UTILITIES

        18. (a) Tenant shall provide and pay for its own utilities, janitorial services, trash removal and all other material and services it desires in connection with its occupation and use of the Premises. Tenant acknowledges that it understands that Landlord is not obligated to provide services, materials or supplies, including but not limited to janitorial services or maintenance services, except as otherwise provided herein, to Tenant.

                (b) Tenant shall not connect with electric current except through approved electrical outlets in the Premises or such additional electrical outlets as may be installed as part of Tenant's improvements by a licensed electrical contractor in conformance with the then applicable building codes, any apparatus or device, for the purpose of using electric current.

                             PERSONAL PROPERTY TAXES

        19. Tenant shall pay before delinquency, all taxes levied or assessed and which become payable during the term hereof upon all Tenant's leasehold improvements, equipment, furniture, fixtures and personal property located in the Premises, except that which has been paid for by Landlord and is the standard of the building. If any of the Tenant's leasehold improvements, equipment, furniture, fixtures and personal property are assessed and taxed with the building, Tenant shall pay to Landlord its share of such taxes within ten
(10) days after delivery to Tenant by Landlord of a statement in writing setting forth the amount of such taxes applicable to Tenant's property.

                              RULES AND REGULATIONS

        20. Landlord shall have the right to promulgate any reasonable rules or regulations for the use and occupation of the Premises so long as they are uniform for all buildings that are part of the project in which the Premises are located and are not in conflict with the terms and provisions of this Lease.

                                ENTRY BY LANDLORD

        21. (a) Landlord reserves the right, subject to Tenant's security procedures, to enter the Premises at any time to inspect the Premises, to submit the Premises to prospective purchasers or tenants, to post notice of non-responsibility, and to alter, improve, maintain or repair the Premises that Landlord deems necessary or desirable, all without abatement of rent. Except in the cases of emergencies and to post notices of nonresponsibility, Landlord shall give telephone notice twenty four (24) hours in advance, unless Tenant waives such notice, prior to entering the Premises. Landlord may erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, but shall not block the entrance to the Premises nor interfere with Tenant's business or parking, except as reasonably required for the particular activity by Landlord. Landlord shall not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance, interference with quiet enjoyment, or other damage arising out of Landlord's entry on the Premises as provided in this paragraph, except damage, if any, resulting from the willful misconduct or negligence of Landlord or its authorized representatives.

                (b) In an emergency, Landlord shall have the right to use any means which Landlord deems reasonably necessary to obtain entry to the Premises without liability to Tenant, except for any failure to exercise due care for Tenant's property. Any such entry to the Premises by Landlord shall not be construed or deemed to be forcible or unlawful entry into or a detainer of the Premises or an eviction of Tenant from the Premises or any portion thereof.

                           DESTRUCTION/RECONSTRUCTION

        22. (a) If ten percent (10%) or less of the Premises is damaged by a peril not required to be insured pursuant to Paragraph 17 (b), Landlord shall promptly and diligently proceed to repair and restore the same to substantially the same condition as existed prior to such damage or destruction; provided, however, that should such damage be caused by the willful act, negligent act or omission of any duty with respect to the same by Tenant, its agents, servants, employees or invitees, Tenant, and not Landlord, shall be so obligated to repair and restore. If the Premises are damaged by a peril not required to be insured pursuant to the provisions of Paragraph 17 (b) rendering more than ten percent (10%) of the Premises unusable for the conduct of Tenant's business, Landlord may, upon written notice, given to Tenant within thirty (30) days after the occurrence of such damage, elect to terminate this Lease (the effective date of such termination shall be as mutually agreed upon and if the parties fail to agree on such a date, the effective termination date shall be the date of the casualty); provided, however, Tenant may, within thirty (30) days after receipt of such notice, elect to make any required repairs and/or restoration, in which event this Lease shall remain in full force and effect, and Tenant shall thereafter diligently proceed with such repairs and/or restoration.

                (b) If the Premises are damaged or destroyed by fire or other peril required to be insured pursuant to Paragraph 17 (b), Landlord shall promptly and diligently proceed to repair and restore the same to substantially the same condition as existed prior to such damage or destruction; provided, however, that Landlord shall not be obligated to repair and restore until either the insurer acknowledges that the loss is covered by insurance and sufficient proceeds of such insurance (plus the applicable deductible which Landlord shall contribute) are available to Landlord to pay the costs (including a reasonable allowance for contractor's profit and overhead not to exceed ten percent (10%) of the repairs and/or restoration) or the Tenant agrees to pay such costs to Landlord. If the existing laws do not permit the restoration, either party can terminate this Lease immediately by giving notice to the other party.

                If the cost of restoration exceeds the amount of insurance proceeds (plus the applicable deductible), and Tenant has not agreed to pay the cost of repairs and/or restoration to Landlord, either party can elect to terminate this Lease by giving notice to the other within fifteen (15) days after determining that the restoration cost will exceed the insurance proceeds (plus the applicable deductible). In the case of destruction to the Premises, if Landlord elects to terminate this Lease, Tenant, within fifteen (15) days after receiving Landlord's notice to terminate, may agree to pay to Landlord the difference between the amount of insurance proceeds (plus the applicable deductible which Landlord shall pay) and the cost of restoration in which case Landlord shall restore the Premises. Landlord shall give Tenant satisfactory evidence that all sums contributed by Tenant as provided in this paragraph 22 have been expended by Landlord in paying the cost of restoration.

                If Landlord elects to terminate this Lease and Tenant does not elect to contribute toward the cost of restoration as provided herein, this Lease shall terminate, and all of the proceeds of the insurance shall be paid to Landlord; provided, however, that in the event such proceeds shall include any amounts paid for damage to or destruction of property belonging to Tenant, Landlord shall within ten (10) days of receipt, pay over such amounts to Tenant in the following manner: Out of the gross proceeds paid by insurance to Landlord, Landlord shall retain an amount equivalent to the current replacement value of the building and improvements owned by Landlord; after Landlord has been so paid from the insurance proceeds, if there remains a balance of such insurance proceeds which represent payment for damages to or destruction of improvements added by Tenant after the date of Tenant's occupancy of the Premises, then, to the extent of any remaining balance of the insurance proceeds and to the extent of Tenant's direct costs of making such added improvements, Landlord shall be obligated to pay over to Tenant such remaining insurance proceeds. During any such repairs or restoration described in this Paragraph 22, rent shall abate from the date of the casualty in proportion to the area of the Premises rendered unusable by such damage or destruction; provided, however, that Landlord shall have no liability by reason of injury to or interference with Tenant's business or property arising from the making of any repairs, alterations, or improvements in or to any portion of the Premises or in or to fixtures, appurtenances and equipment therein; and further provided, that if the damage was caused by the willful act or gross negligence of Tenant, its agents or employees, there shall be no such abatement of rent unless covered by the loss of rents provisions of the insurance policy Landlord is required to carry and maintain pursuant to the provisions of Paragraph 17
(b). If the Premises are destroyed or substantially damaged within one year of the end of this Lease term or extensions thereof, or if Landlord cannot restore the Premises within One Hundred Twenty (120) days from the date of the damage or destruction, Landlord or Tenant shall each have the option to cancel the Lease effective as of the date of the damage or destruction or such later date as the electing party sets forth in its written notice of cancellation, and all insurance proceeds on the real property shall be paid to Landlord.

                In the event Tenant shall have paid all or a portion of the costs of any repairs or restorations for which Landlord subsequently receives insurance proceeds, then to the extent that such insurance proceeds and Tenant's payments exceed Landlord's cost of repair and/or restoration, Landlord shall reimburse Tenant to the extent of Tenant's payments.

                (c) Landlord shall not be required to repair any damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor coverings, partitions, or any other property installed in the Premises by Tenant.

                                     DEFAULT

        23. Occurrence of any of the following events shall constitute a default and breach of this Lease by Tenant.

                (a) The abandonment of the Premises by Tenant without giving prior written notice to Landlord and providing adequate security for the Premises.

                (b) The failure by Tenant to make any payment of rent or any other payment required of Tenant hereunder, as and when due, if such failure continues for three (3) days after written notice thereof by Landlord to Tenant.

                (c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease other than described in Paragraph 23(b) above, where such failure continues for thirty (30) days after written notice thereof by Landlord to Tenant; provided however, that if Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

                (d) The making by Tenant of any general assignment or general arrangement for the benefit of creditors or the filing by or against Tenant of a petition to have Tenant adjudged bankrupt, or a petition, or reorganization or arrangement under any law relating to bankruptcy (unless in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of

Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged in thirty (30) days.

                (e) The failure of Tenant or any employee or agent of Tenant to occupy the Premises for ten (10) consecutive business days unless Tenant gives prior written notice to Landlord, provides a security service for the Premises and keeps all utility systems for the Premises functioning and in good operation.

                                    REMEDIES

        24. Landlord shall have the following remedies if Tenant commits a default. These remedies are not exclusive; they are cumulative and in addition to any remedies now or later allowed by law.

                (a) Landlord may continue this Lease in full force and effect, as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord may enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable to Landlord for all costs Landlord incurs in reletting the Premises, including, without limitation, reasonable broker's commissions and expenses of remodeling the Premises required by the reletting. Reletting may be for a period shorter or longer than the remaining term of the Lease. Tenant shall pay to Landlord the rent due under this Lease as and when due, less the rent Landlord receives from any reletting. No act by Landlord allowed by this Paragraph shall terminate this Lease unless Landlord notifies Tenant in writing that Landlord elects to terminate Tenant's right to possession of the Premises. If Tenant obtains Landlord's consent, Tenant shall have the right to assign or sublet its interest in this Lease, but Tenant shall not be released from liability. Landlord's consent to a proposed assignment or subletting shall not be unreasonably withheld.

                (b) Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving written notice to Tenant shall terminate this Lease. Acts of maintenance, efforts to relet the Premises, or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant:

                (i) The worth, at the time of the award of the unpaid rent that had been earned at the time of termination of this Lease;

                (ii) The worth, at the time of the award of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

                (iii) The worth, at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided; and

                (iv) Any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom.

        "The worth, at the time of the award", as used in (i) and (ii) of this subparagraph, is to be computed by allowing interest at the maximum rate allowed by law. "The worth, at the time of the award", as referred to in
        (iii) of this subparagraph, is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

                                 EMINENT DOMAIN

        25. If more than twenty-five percent (25%) of the building which is part the Premises, or twenty-five percent (25%) of the parking spaces and Landlord does not provide suitable replacement parking spaces within a reasonable distance from the building, is taken or appropriated by any public or quasi-public authority under powers of eminent domain, either party hereto shall have the right at its option, to terminate this Lease effective as of the date of taking. If less than twenty-five percent (25%) building or twenty-five percent (25%) of the parking spaces, is taken (or neither party elects to terminate as above provided if more than twenty-five percent (25%) of the building a twenty five percent (25%) of the parking spaces is taken), the Lease shall continue, and the rental thereafter to be paid shall continue, but the rental thereafter to be paid shall be equitably reduced. Whether or not the Lease is terminated by reason of any such taking or appropriation, Landlord shall be entitled to the entire award and compensation for the taking which is paid or made by the public or quasi-public agency, and Tenant shall have no claim against said award; except for amounts paid directly to Tenant for its moving expenses, interruption to its business or damage to personal property or trade fixtures. A voluntary sale by Landlord to any public body or agency having the power of eminent domain, either under threat of condemnation or while the condemnation proceedings are pending shall be deemed to be a taking under the power of eminent domain for the purposes of this Paragraph.

                              ESTOPPEL CERTIFICATE

        26. Either party shall at any time and from time to time, upon not less than ten (10) business days prior written notice from the other, execute, acknowledge, and deliver to the other party a statement in writing, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modifications and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and (b) acknowledging that there are not, to the party's knowledge, any uncured defaults on the part of the other party hereunder, or specifying such defaults if any are claimed. Any such statement may be relied upon by any prospective purchaser, encumbrancer, assignee, or subtenant of all or any portion of the Premises or any purchaser of Tenant's assets.

                          SUBORDINATION/NONDISTURBANCE

        27. Tenant agrees upon request of Landlord and the holder of any deed of trust affecting the Premises to subordinate this Lease and its rights hereunder to the lien of any mortgage, deed of trust or other encumbrance, together with any conditions, renewals, extensions, or replacements thereof, now or hereafter placed, charged or enforced against the Landlord's interest in this Lease and the leasehold estate thereby created, the Premises or the land, building or improvements included therein, and deliver (but without cost to Tenant) at any time and from time to time upon demand by Landlord such documents as may be required to effectuate such subordination; provided, however, that Tenant shall not be required to effectuate such subordination, nor shall Landlord be authorized to effect such subordination on behalf of Tenant, unless the mortgagee or trustee named in such mortgage, deed of trust or other encumbrance shall first agree in writing, for the benefit of Tenant, that so long as Tenant is not in default under any of the provisions, covenants or conditions of this Lease on the part of Tenant to be kept and performed, that neither this Lease nor any of the rights of Tenant hereunder shall be terminated or modified or be subject to termination or modification, nor shall Tenant's possession of the Premises be disturbed or interfered with, by any trustee's sale or by an action or proceeding to foreclose said mortgage, deed of trust or other encumbrance.

        In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by the Landlord covering the Premises, the Tenant shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Landlord under this Lease.

        In the event that the mortgagee or beneficiary of any such mortgage or deed of trust elects to have this Lease prior to its mortgage or deed of trust, then and in such event upon such mortgagee or beneficiary giving written notice to Tenant to that effect, this Lease shall be deemed prior to such mortgage or deed of trust whether this Lease is dated or recorded prior to or subsequent to the date of recordation of such mortgage or deed of trust.

        Landlord agrees to obtain for Tenant within 30 days after full execution of this Lease with a non-disturbance agreement from any and all lenders holding a mortgage, Deed of Trust, or other encumbrance on the Premises. Said non-disturbance agreement shall be reasonably acceptable to Tenant and contain the same provisions described above.

                                     PARKING

        28. Tenant shall have the right to use the parking facilities provided by Landlord in common with other tenants of the building in which the Premises are located subject to any recorded easements. Landlord shall have no obligation to police the use of the parking facilities, however. Tenant acknowledges that the parking facilities are shared with the occupants of the building adjacent to the Premises. Landlord reserves the right to allocate and/or reserve parking spaces for all tenants and agrees that Tenant shall be entitled to the use of at least 4 parking spaces for each 1000 square feet of rentable space.

                                    AUTHORITY

        29. Corporate Authority. If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the Board of Directors of said corporation or in accordance with the bylaws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms except as it may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws or by other laws affecting creditors' or lessors' rights generally and except as to the availability of equitable relief.

        Partnership Authority. If Tenant is a partnership, each individual executing this Lease on behalf of said partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said partnership and that this Lease is binding upon said partnership and its partners in accordance with its terms.

                               GENERAL PROVISIONS

        30. General Provisions.

                (a) Clauses, plats and riders, if any, signed by the Landlord and the Tenant and endorsed on or affixed to this Lease are a part hereof.

                (b) The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other terms, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of the Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of the acceptance of such rent.

                (c) All notices and demands which may or are required to be given by either party to the other hereunder shall be in writing. All notices and demands by the Landlord to the Tenant shall be sufficient if delivered in person or sent by United States Mail, certified or registered, postage prepaid, addressed to the Tenant at the Premises or to such other place as Tenant may from time to time designate in a written notice to the Landlord. All notices and demands by the Tenant to the Landlord shall be sufficient if delivered in person, by receipted courier service, or sent by United States Mail, postage prepaid, addressed to the Landlord at 800 El Camino Real, Suite 175, Menlo Park, California 94025 or to such other person or place as the Landlord may from time to time designate in a notice to the Tenant. Any such notice is effective at the time of delivery or if mailed, two (2) business days after mailing.

                (d) If there be more than one Tenant, the obligations hereunder imposed upon Tenants shall be joint and several.

                (e) The paragraph titles to the paragraphs of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

                (f) Time is of the essence of this Lease and each of its provisions in which performance is a factor.

                (g) The time in which any act provided by this Lease is to be done is computed by excluding the first day and including the last, unless the last day is a Saturday, Sunday, or holiday, and then it is also excluded. The term "holiday" shall mean all holidays specified in Sections 6700 and 6701 of the Government Code.

                (h) The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties hereto.

                (i) Neither Landlord nor Tenant shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

                (j) Upon Tenant paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

                (k) This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease. No prior agreements or understandings pertaining to any such matters shall be effective for any purpose. No provision of this Lease shall be amended or added except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

                (l) If either party shall be delayed or prevented from the performance of any act required by this Lease by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive governmental laws, or regulations or other cause, without fault and beyond the reasonable control of the party obligated (financial inability excepted), performance of such act shall be excused for the period of the delay; and the period for the performance of any such act shall be extended for a period equivalent for the period of such delay, provided, however, nothing in this section shall excuse Tenant from the prompt payment of any rental or other charge required of Tenant except as may be expressly provided elsewhere in this Lease.

                (m) In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorney's fees.

                (n) In the event of any sale of the building, Landlord shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or derived from this Lease arising out of any act, occurrence or omission occurring after the consummation of such sale if the purchaser, at such sale or any subsequent sale of the Premises shall have assumed and agreed in writing to carry out all of the covenants and obligations of the Landlord under this Lease.

                (o) Tenant shall not use the name of the building or of the development in which the building is situated for any purpose other than as an address of the business to be conducted by the Tenant in the Premises.

                (p) Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

                (q) No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

                (r) This Lease shall be governed by the laws of the State of California.

                (s) Tenant shall not conduct any auction, on or at the Premises or building without Landlord's prior written consent.

                (t) Nothing contained in this Lease shall be deemed or construed by the parties or by any third person to create the relationship of principal and agent or of partnership or of joint venture or of any association between Landlord and Tenant, and neither the method of computation of rent nor any other provisions contained in this Lease nor any acts of the parties shall be deemed to create any relationship between Landlord and Tenant other than the relationship of Landlord and Tenant.

                (u) (i) The language in all parts of this Lease shall in all cases be simply construed according to its fair meaning and not strictly for or against Landlord or Tenant. Unless otherwise provided in this Lease, or unless the context otherwise requires, the following definitions and rules of construction shall apply to this Lease.

                (ii) In this Lease the neuter gender includes the feminine and masculine, and the singular number includes the plural, and the word "person" includes corporation, partnership, firm, or association wherever the context so requires.

                (iii) "Shall", "will", and "agrees" are mandatory, "may" is permissive.

                (iv) All references to the Term of this Lease or the Lease Term shall include any extensions of such Term.

                (v) Parties shall include the Landlord and Tenant named in this Lease.

                (vi) As used herein, the word "sublessee" shall mean and include, in addition to a sublessee and subtenant, a licensee, concessionaire, or other occupant or user of any portion of the leased Premises or buildings or improvements thereon.

                (vii) Whenever the written consent of a party is required under any provision of this Lease, such consent shall not be unreasonably withheld or unduly delayed.

                                     BROKERS

        31. Each party warrants to the other that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than Cornish & Carey Commercial (who represents Landlord and Tenant) and Renault & Handley (who represents Landlord) and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and hold the other harmless from any cost, expense, or liability for any compensation, commissions, or charges claimed by any other broker or agent who alleges he is owed a compensation through it. Landlord agrees to pay any commissions owed to the above named brokers and shall hold Tenant harmless from any cost, expense, or liability therefor.

                             NONRECOURSE OBLIGATIONS

        32. It is expressly agreed by Tenant that all obligations of Landlord accruing under this Lease (except for Landlord's obligations with respect to the Security Deposit) shall not constitute personal obligations of Landlord or of any other persons or entities constituting Landlord and Tenant shall not seek recourse against any such entities, persons, or any of their assets for satisfaction of any liabilities with respect to this Lease. In the event Tenant obtains a judgment against Landlord resulting from any default or claim arising under this Lease, such judgment may only be satisfied from Landlord's interest in this Lease and the Premises, and no other real, personal, or mixed property of Landlord or of any other persons or entities comprising Landlord, wherever situated, shall be subject to levy to satisfy such judgment.

                 RIGHT OF FIRST OFFER TO LEASE ADJACENT PREMISES

        33. Provided that Tenant is not in material default hereunder and shall have made all previous rental payments in a timely manner (no more than one (1) in each calendar year being delinquent), should the adjacent space of approximately Thirteen Thousand Four Hundred sixty Four (13,464) rentable square feet in the same building in which the Premises are located become available for lease either due to the fact that the tenant of that space, Connetics Corporation, did not elect to renew its term or, if it had elected to renew its term, said renewal term expired, or, the lease with said tenant is terminated in any manner, Tenant shall have a right of first offer to lease said space. Landlord shall give Tenant written notice of the availability of said space together with the proposed Base Rent and other terms. Tenant shall have fifteen (15) days from receipt of Landlord's notice to give written notice that it desires to rent said space on the terms and conditions contained in Landlord's written notice. Should Tenant fail to so notify Landlord, Landlord shall be free to proceed to lease the Premises to a third party on such terms and conditions as may be negotiated, without regard to the terms and conditions offered to Tenant. Tenant's right of first offer shall only apply to the first time said space becomes available.

        The right of first offer granted to Tenant herein is personal, and Tenant shall have no right to assign or transfer the right of first offer either separately from or together with a transfer of Tenant's interest in this Lease other than in connection with a Permitted Corporate Transfer.

                                        LIST OF EXHIBITS

        34. The following is a complete list of the documents attached hereto and made a part of this Lease:

               EXHIBIT              DESCRIPTION
                  A                 Floor Plan

The parties hereto have executed this Lease and on the dates specified immediately adjacent to their respective signatures.

LANDLORD:

West Bayshore Associates, a general partnership

By /s/ [SIGNATURE ILLEGIBLE]               Date 12/16/99
   ------------------------------               --------------------------------


/s/ SIGRID S. BANKS
---------------------------------
Sigrid S. Banks


/s/ FRANK LEE CRIST, JR.
---------------------------------
Frank Lee Crist, Jr.


/s/ ALLEN W. KOERING
---------------------------------
Allen W. Koering


/s/ GEORGE O. MCKEE
---------------------------------
George O. McKee


TENANT:


Respond.com, Inc., a Delaware corporation



By /s/ [SIGNATURE ILLEGIBLE]               Date 12/16/99
   --------------------------------             --------------------------------
                      Title



By                                         Date
   --------------------------------             --------------------------------
                      Title